EXHIBIT 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Arbios Systems, Inc. (the Company) on Form 10-KSB, for the fiscal year ended December 31, 2004 as amended by Amendment No. 1 on Form 10-KSB as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Scott Hayashi, Interim Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ SCOTT HAYASHI

Scott Hayashi Chief Financial Officer

August 15, 2005